Exhibit 10.17

Stephen E. Smith Group Vice President
1717 Arch Street 21st Floor Philadelphia, PA 19103

Phone 215 466-7391 Fax 215 557-7249 stephen.e.smith@verizon.com

August 29, 2005

Paradise HoldCo, Inc.

c/o The Carlyle Group

Attention: James A. Attwood, Jr.

520 Madison Avenue, 41st Floor

New York, NY 10022

Latham & Watkins LLP

Attention: R. Ronald Hopkinson

885 Third Avenue

Suite 1000

New York, NY 10022

Subject: Amendment No. 4 of Transition Services Agreement

Reference is made to the Transition Services Agreement by and among Verizon Information Technologies LLC (successor to Verizon Information Technologies Inc.), Hawaiian Telcom HoldCo, Inc. (f/k/a Paradise HoldCo, Inc), Hawaiian Telcom Communications, Inc. (f/k/a Paradise MergerSub, Inc.) and Verizon Hawaii Inc. dated May 21, 2004, as amended on August 27, 2004, April 8, 2005 and April 28, 2005 (herein the “Transition Services Agreement”). Capitalized terms used therein have the meanings assigned in the Transition Services Agreement or the Merger Agreement, as applicable, unless otherwise defined herein. The parties hereby agree to amend and restate Schedule C (O-3) Federal Tariff Services, “Description” paragraph and paragraphs numbered 1,3, 5 and 9 as follows:

DESCRIPTION

From the closing date of the transaction through October 18, 2005, Supplier will provide Surviving Corporation federal tariff services, as detailed in Schedule O-3. Supplier’s federal tariff services shall be limited only to those services specifically detailed in Schedule O-3.

1. Supplier will provide federal tariff services as detailed herein for the period following the Closing Date until October 18, 2005 (“Services Period”).

3. Supplier will permit Surviving Corporation to concur in Supplier’s Federal Tariffs during the Services Period. To effectuate the concurrence:

a. Surviving Corporation shall prepare a letter of concurrence, and other required filings, permitting Surviving Corporation to concur in the Supplier’s Federal Tariffs. Surviving Corporation shall provide Supplier two (2) copies of said concurrence letter, and other required filings, at least fifteen (15) days prior to the effective date of concurrence, or as required.

b. Supplier shall revise Supplier’s Federal Tariffs to permit the concurrence and file the concurrence letters, and other required filings, with the Federal Communications Commission (“FCC”).

5. Surviving Corporation’s concurrence in Supplier’s Federal Tariffs shall terminate at the end of the Services Period, on October 18, 2005. On October 3, 2005, Supplier will prepare and file with the FCC on fifteen (15) days’ notice a revocation notice revoking Surviving Corporation’s concurrence in Supplier’s Federal Tariffs and removing from the Supplier’s Federal Tariffs all rates, terms, and conditions for the Hawaii study area and any reference to Surviving Corporation.

9. To facilitate Surviving Corporation’s development of its own federal tariffs, within ten (10) business days after the Closing Date, and one (1) business day before the end of the Services Period, Supplier shall provide Surviving corporation electronic copies of the then-current version of the Federal Tariffs prepared by Supplier and on file with the FCC, which Surviving Corporation may use at its own risk as a reference in developing its own federal tariffs.

The balance of Schedule C (O-3) shall continue and remain without change.

Sincerely

Verizon Information Technologies LLC

By:	/s/ Stephen E. Smith
Stephen E. Smith Authorized Representative

ACCEPTANCE AND AGREEMENT

The undersigned authorized representatives of Hawaiian Telcom HoldCo, Inc. (f/k/a Paradise Holdco, Inc.) and Hawaiian Telcom Communications, Inc. (f/k/a Paradise MergerSub, Inc.) hereby accept and agree with the above described amendment to the Transition Services Agreement

Acceptance and Agreement

Amendment No.4 of Transition Service Agreement

HAWAIIAN TELCOM HOLDCO, INC.

By:	/s/ Alan M. Oshima
Name:	Alan M. Oshima
Title:	SVP, General Counsel & Secretary
Date:	September 16, 2005

HAWAIIAN TELCOM COMMUNICATIONS, INC.

By:	/s/ Alan M. Oshima
Name:	Alan M. Oshima
Title:	SVP, General Counsel & Secretary
Date:	September 16, 2005